Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill
Goodwill

13. Goodwill

The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after the Group’s acquisition. The changes in the carrying value of goodwill by segment are as follows:

	Online Game Related Operation		Film, Television and Others	Total
	PRC	International
	RMB	RMB	RMB	RMB
Balance as of December 31, 2009	110,606,000	-	5,650,000	116,256,000
Increase in goodwill related to acquisition	-	145,663,228	221,705,604	367,368,832
Impairment losses	-	-	-	-

Balance as of December 31, 2010	110,606,000	145,663,228	227,355,604	483,624,832

Increase in goodwill related to acquisition	1,818,861	198,036,541	-	199,855,402
Disposal	-	-	(227,355,604)	(227,355,604)
Impairment losses	-	-	-	-
Currency translation adjustment	-	10,203,883	-	10,203,883

Balance as of December 31, 2011	112,424,861	353,903,652	-	466,328,513

Under PRC segment, the Group identified two reporting units for goodwill impairment testing, including client-based online games and lighter games. Under international segment, the Group identified the following three reporting units for goodwill impairment testing: Runic Games, C&C Media and PW USA including Cryptic Studios. The Group engaged an independent valuation firm to perform goodwill impairment tests of the client-based online games, C&C Media and PW USA reporting units, and independently performed impairment tests for the remaining reporting units. As a result of impairment tests conducted, the Group concluded that the goodwill in the reporting units was not impaired as of December 31, 2011.